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                                                                    EXHIBIT 23.7

               CONSENT OF MORELAND & DAVIS, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 30, 1999, with respect to the financial statements of CN Networks, Inc., dba Computer Networks, included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corp. dated June 9, 2000.


                                          /s/ MORELAND & DAVIS

Alameda County, California

June 7, 2000